UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.              )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PROTAGONIST THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

PROTAGONIST THERAPEUTICS, INC.

2025 Annual Meeting
Vote by June 19, 2025
11:59 PM ET



Protagonist Therapeutics

PROTAGONIST THERAPEUTICS, INC.
7707 GATEWAY BLVD.
SUITE 140
NEWARK, CA 94560

V73281-P31567

You invested in PROTAGONIST THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 20, 2025
10:00 AM PT

Vote Virtually at the Meeting: To vote during the Meeting go to www.virtualshareholdermeeting.com/PTGX2025. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Internet: To vote now by internet, go to www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.Voting Items 1. To elect the Class III director nominees named below to hold office until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Nominees: 01) Harold E. Selick, Ph.D. 02) Bryan Giraudo 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 3. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no other matters that are expected to be presented for consideration at the 2025 Annual Meeting of Stockholders. If any other matters are properly brought before the 2025 Annual Meeting of Stockholders or any postponement or adjournment thereof, it is the intention of the proxies named in the proxy card to vote on such matters in accordance with their best judgment.Board RecommendsForFor ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V73282-P31567